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                                                                      EXHIBIT 21

                         YORK INTERNATIONAL CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT

Name and Jurisdiction of Incorporation                      Percent of Ownership

York Air Conditioning and Refrigeration, Inc. (Delaware)            100%
York F C Corporation (Delaware)                                     100%
Bristol Compressors, Inc. (Delaware)                                100%
Bristol Compressors Purchasing, Inc. (Delaware)                     100%
Bristol Scroll Compressors Co. LLC (Delaware)                       100%
Codorus Acceptance Corp. (Delaware)                                 100%
Coil Services, Inc. (Delaware)                                      100%
Frigid Coil/Frick, Inc. (Delaware)                                  100%
IMECO, Inc. (Delaware)                                              100%
Natkin Service Company (Delaware)                                   100%
Evcon Holdings Inc. (Delaware)                                      100%
Evcon Industries, Inc. (Delaware)                                   100%
York International (SA), Inc. (Delaware)                            100%
York Snow, Inc. (Delaware)                                          100%
York International Treasury Services Inc. (Delaware)                100%
York Receivables Funding LLC (Delaware)                             100%
Temperature Industries International Inc. (Missouri)                100%
General Refrigermetics Corporation (New York)                       100%
York International Ltd. (Canada)                                    100%
Sabroe M&M Refrigeration, Inc. (Canada)                             100%
Evcon Supply (Canada)                                               100%
York International G.e.s.m.b.H. (Austria)                           100%
York International EOOD (Bulgaria)                                  100%
Y.I.C. Limited (Cyprus)                                             100%
York International Spol.s.r.o. (Czech Republic)                     100%
York International A/S (Denmark)                                    100%
YORK Refrigeration ApS (Denmark)                                    100%
YORK Koleteknik ApS (Denmark)                                       100%
YORK Refrigeration Marine Controls ApS (Denmark)                    100%
YORK Refrigeration, Foundry ApS (Denmark)                           100%
Retech Refrigeration Technologies ApS (Denmark)                     100%
Novenco ApS (Denmark)                                               100%
Reffin Holding ApS (Denmark)                                        100%
Oy Novenco AB (Finland)                                             100%
York International S.A.S. (France)                                  100%
York France S.A.S. (France)                                         100%
York Systems S.A.S. (France)                                        100%
York Neige S.A.S. (France)                                          100%
Duplan Engineering S.A.S. (France)                                  100%
IMEF S.A.S. (France)                                                100%
Sabroe S.A.S. (France)                                              100%
Franchise Refrigeration S.A.S. (France)                             100%
York France Management S.A.S. (France)                              100%
Gradius Lyon S.A.S. (France)                                        100%
York International Holdings GmbH (Germany)                          100%


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                         YORK INTERNATIONAL CORPORATION

                     SUBSIDIARIES OF THE REGISTRANT (CON'T)

Name and Jurisdiction of Incorporation                      Percent of Ownership

York International GmbH & Co. KG (Germany)                          100%
YORK Industriekalte GmbH & CO. KG (Germany)                         100%
York Verwaltungs Gmbh (Germany)                                     100%
Sigma Frigo Therm Handellgeselschaft Gmbh (Germany)                 100%
Aircon GmbH (Germany)                                               100%
BMK Kaelte and Energie - Technik Gmbh (Germany)                     100%
WTA Wartung und Vertrieb haustechnischer Anlagen GmbH (Germany)     100%
York Hellas S.A. (Greece)                                           100%
York International KFT (Hungary)                                    100%
YORK Refrigeration Ltd. Hungary (Hungary)                           100%
York A.C.R. Ltd. (Ireland)                                          100%
CBAW S.r.l. (Italy)                                                 100%
York International Italia S.r.l. (Italy)                            100%
York Neve S.r.l. (Italy)                                            100%
York International SIA (Latvia)                                     100%
YORK International Holding B.V. (Netherlands)                       100%
Novenco B.V. (Netherlands)                                          100%
York International B.V. (Netherlands)                               100%
YORK - Inham-Refrigeration BV (Netherlands)                         100%
York Refrigeration Nederland BV (Netherlands)                       100%
Van West Refrigeration B.V. (Netherlands)                           100%
Novenco A.S. (Norway)                                               100%
YORK Kulde AS (Norway)                                              100%
York International sp.zo.o (Poland)                                 100%
York Refrigeration, S.U., Lda. (Portugal)                           100%
York International SRL (Romania)                                    100%
York International AOZT (Russia)                                    100%
York International Spol.s.r.o. (Slovak Republic)                    100%
Supremeair (Proprietary) Limited (South Africa)                     100%
Sabroe South Africa Pty Ltd. (South Africa)                         100%
YORK Refrigeration, S.L. (Spain)                                    100%
York Holding AB (Sweden)                                            100%
York Refrigeration Sweden AB (Sweden)                               100%
YORK Marine AB (Sweden)                                             100%
YORK International AB (Sweden)                                      100%
YORK Bonus Energi AB (Sweden)                                       100%
Sabroe Refrigeration AB (Sweden)                                    100%
Tre AG (Switzerland)                                                100%
York International Ukraine (Ukraine)                                100%
Sabroe (UK) Holdings Ltd. (UK)                                      100%
York Refrigeration Ltd. (UK)                                        100%
Sabroe Limited (UK)                                                 100%
Gram Refrigeration (UK) Ltd. (UK)                                   100%
Preston Refrigeration Limited (UK)                                  100%
VACR Limited (UK)                                                   100%


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                         YORK INTERNATIONAL CORPORATION

                     SUBSIDIARIES OF THE REGISTRANT (CON'T)

Name and Jurisdiction of Incorporation                      Percent of Ownership

York CEE Holdings Ltd. (UK)                                         100%
York Finance Limited (UK)                                           100%
York Food Systems Limited (UK)                                      100%
York International (Holdings) Ltd. (UK)                             100%
York International Limited (UK)                                     100%
Procardia (UK)                                                      100%
TTF Air Conditioning and Refrigeration Ltd. (UK)                    100%
YORK Refrigeration Scotland Limited (UK)                            100%
York Refrigeration Argentina S.A. (Argentina)                       100%
YORK Engenharia e Servicos Ltda. (Brazil)                           100%
York International Ltda. (Brazil)                                   100%
SAR Sul Americana Refrigeracao Ltda. (Brazil)                       100%
Sabroe Latin America S.A. (Cayman Islands)                          100%
YORK Refrigeration Chile S/A (Chile)                                100%
York International Comercial Limitada (Chile)                       100%
York International Ltda. (Colombia)                                 100%
York International S.A. (Colombia)                                  100%
York International del Ecuador C.A. Interyork (Ecuador)             100%
York International, S.A. de C.V. (Mexico)                           100%
York Aire, S. de R.L. de C.V. (Mexico)                              100%
York Corporativo S. de R.L. de C.V. (Mexico)                        100%
Sabroe de Mexico S.A. de C. V. (Mexico)                             100%
YORK Refrigeration Peru S/A (Peru)                                  100%
York International S.R.L. (Peru)                                    100%
York International S.A. (Uruguay)                                   100%
Saditel S.A. (Uruguay)                                              100%
Idalco S.A. (Uruguay)                                               100%
York International S.A. (Venezuela)                                 100%
York International Australia Pty, Ltd. (Australia)                  100%
YORK Refrigeration Australia Pty. Ltd. (Australia)                  100%
YORK Thermfresh Pty Ltd. (Australia)                                100%
York Shanghai Air Conditioning and Refrigeration International
     Trading Co.,Ltd. (China)                                       100%
York Wuxi Compressor Company, Ltd. (China)                          100%
York International (Northern Asia) Limited (Hong Kong)              100%
YORK Refrigeration India Ltd. (India)                               100%
PT York Aditama Teknik (Indonesia)                                  100%
YORK Japan Co. Ltd. (Japan)                                         100%
York International CH (Korea)                                       100%
York New Zealand Limited (New Zealand)                              100%
Sabroe Limited (New Zealand)                                        100%
York Philippines, Inc. (Philippines)                                100%
York Refrigeration Philippines, Inc. (Philippines)                  100%
Southeast Asia Pte Ltd. (Singapore)                                 100%
York International Pte. Ltd. (Singapore)                            100%
Sabroe Properties Co., Ltd. (Thailand)                              100%

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                         YORK INTERNATIONAL CORPORATION

                     SUBSIDIARIES OF THE REGISTRANT (CON'T)

Name and Jurisdiction of Incorporation                      Percent of Ownership

Sabroe Service Co., Ltd. (Thailand)                                 100%
YORK Refrigeration (Thailand) Co. Ltd. (Thailand)                   100%
York A/C and Refrigeration Co. Ltd. (Thailand)                      100%
York Industrial (Thailand) Co., Ltd. (Thailand)                     100%
UPG International Ltd. (Thailand)                                   100%
York Air Conditioning & Refrigeration Ltd. Co. (Egypt)              100%
Arduman Mumessillik Klima Sanayi ve Ticaret AS (Turkey)             100%
Arduman Klima Sanayi Servisi AS (Turkey)                            100%
York Air Conditioning and Refrigeration FZE (U.A.E.)                100%
York Guangzhou Air Conditioning and Refrigeration Co. Ltd. (China)   97%
York-Wuxi Air Conditioning and Refrigeration Co. Ltd. (China)        80%
YORK Refrigeration Marine (China) Ltd. (China)                       75%
Sabroe de Colombia Ltda. (Colombia)                                  60%
York-Taiwan, Inc. (Taiwan)                                           60%
York Refrigeration Marine U.S. Inc. (Delaware)                       50%
Sabroe Finland Oy (Finland)                                          50%


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